UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund:  BlackRock Funds

BlackRock Short Obligations Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 07/31/2019

Date of reporting period: 07/31/2019

Item 1 – Report to Stockholders

JULY 31, 2019

ANNUAL REPORT	BLACKROCK®

BlackRock FundsSM

▶	BlackRock Short Obligations Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured - May Lose Value - No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended July 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility, as interest rates declined (and bond prices rose). Longer-term U.S. Treasury yields declined further than short-term Treasury yields. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe and ongoing uncertainty about Brexit led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then lowered interest rates for the first time in 11 years in July 2019. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2019
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	11.32%	7.99%
U.S. small cap equities (Russell 2000® Index)	5.76	(4.42)
International equities (MSCI Europe, Australasia, Far East Index)	5.64	(2.60)
Emerging market equities (MSCI Emerging Markets Index)	0.44	(2.18)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.23	2.34
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	6.68	11.16
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.23	8.08
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.98	6.93
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.78	6.91
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2019	BlackRock Short Obligations Fund

Investment Objective

BlackRock Short Obligations Fund’s (the “Fund”) investment objective is to seek current income consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2019, the Fund outperformed its benchmark, the ICE BofAML 6-Month U.S. Treasury Bill Index.

What factors influenced performance?

During the period, the Fund’s holdings of commercial paper, investment grade corporate bonds in the financial sector, certificates of deposit and repurchase agreements contributed positively to Fund performance.

Conversely, in a declining interest rate environment, the lower yields of new security purchases weighed on returns as the Fund’s focus on shorter maturities exposed the portfolio to reinvestment risk.

Describe recent portfolio activity.

As of July 31, 2019, the Fund held an approximately 53% allocation to commercial paper, certificates of deposit and repurchase agreements. The investment adviser looked to add yield with short-dated assets while maintaining exposure to investment grade corporate bonds to keep the Fund’s duration (sensitivity to interest rate changes) near the long end of its permitted range. As the Fund received additional assets, the investment adviser opportunistically added to its corporate bond allocation farther out on the yield curve in order to pick up additional income and lock in higher rates. The Fund also added to its floating rate note (“FRN”) allocation, increasing the allocation to 35% of portfolio assets. The FRNs are benchmarked to the Securities Overnight Financing Rate (“SOFR”), and one- and three-month LIBOR (London Interbank Offered Rate). The Fund’s increased FRN position was mainly attributable to an increased allocation to SOFR floating-rate securities as SOFR currently trades above both one- and three-month LIBOR rates.

Describe Fund positioning at period end.

At period end, the Fund was positioned at the longer end of its permissible duration. The Fund also held investment grade credits and short-dated commercial paper at attractive relative prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Corporate Bonds	44%
Commercial Paper	34
Certificates of Deposit	17
Repurchase Agreements	3
Asset-Backed Securities	2
Foreign Agency Obligations	—	(a)
Money Market Funds	—	(a)
Liabilities in Excess of Other Assets	—	(a)

MATURITY BREAKDOWN

Percent of Net Assets
1-7 days	3%
8-14 days	4
15-30 days	11
31-60 days	7
61-90 days	4
91-120 days	4
121-150 days	3
>150 days	64

(a)	Represents less than 1% of the Fund’s net assets.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	BlackRock Short Obligations Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional, Class K and Investor A Shares do not have a sales charge.
(c)

Under normal market conditions, the Fund will invest in U.S. dollar-denominated investment grade and short-term fixed and floating rate debt securities maturing in three years or less (with certain exceptions) and will maintain a dollar-weighted average maturity of 180 days or less and a dollar-weighted average life of 365 days or less.

(d)	An unmanaged index that tracks 6-Month U.S. Treasury securities.

Performance Summary for the Period Ended July 31, 2019

				Average Annual Total Returns (a)
	Standardized 30-Day Yields (b)	Unsubsidized 30-Day Yields (b)	6-Month Total Returns	1 Year	5 Years	Since Inception (c)
Institutional	2.33%	2.14%	1.53%	2.96%	1.40%	1.17%
Investor A	2.13	2.00	1.43	2.63	1.11	0.89
Class K	2.41	2.26	1.57	3.02	1.47	1.25
ICE BofAML 6-Month U.S. Treasury Bill Index	—	—	1.35	2.53	1.08	0.84

(a)	See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)	The Fund commenced operations on November 15, 2012.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of July 31, 2019 (continued)	BlackRock Short Obligations Fund

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (02/01/19)	Ending Account Value (07/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,015.30	$1.30	$1,000.00	$1,023.51	$1.30	0.26%
Investor A	1,000.00	1,014.30	2.35	1,000.00	1,022.46	2.36	0.47
Class K	1,000.00	1,015.70	1.00	1,000.00	1,023.80	1.00	0.20

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Institutional Shares performance shown prior to the Institutional Shares inception date of July 9, 2013 is that of Class K Shares (which has no distribution or service fees) and was restated to reflect Institutional Shares fees.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. Investor A Shares performance shown prior to the Investor A Shares inception date of March 9, 2018 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Investor A Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on Page 5 assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on February 1, 2019 and held through July 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES	7

Schedule of Investments July 31, 2019	BlackRock Short Obligations Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 2.0%
Carmax Auto Owner Trust:
Series 2019-1, Class A2A, 3.02%, 07/15/22	USD	2,810	$2,821,526
Series 2019-3, Class A2A, 2.21%, 12/15/22		4,050	4,045,292
Series 2019-3, Class A2B, (LIBOR USD 1 Month + 0.25%), 2.51%, 12/15/22(a)		4,250	4,250,041
DCENT, Series 2019, Class A2, (LIBOR USD 1 Month + 0.27%), 2.54%, 06/15/21 (a)		25,000	25,018,515
Mercedes-Benz Auto Receivables Trust, Series 2018-1, Class A2A, 2.71%, 04/15/21		697	697,967
USAA Auto Owner Trust, Series 2019-1, Class A2, 2.26%, 02/15/22		11,510	11,509,351

Total Asset-Backed Securities — 2.0% (Cost: $48,316,359)			48,342,692

Corporate Bonds — 44.0%

Aerospace & Defense — 1.2%
Lockheed Martin Corp., 4.25% 11/15/19		4,952	4,976,737
Raytheon Co., 3.13% 10/15/20		6,600	6,667,181
United Technologies Corp.:
(LIBOR USD 3 Month + 0.65%), 3.17% 08/16/19 (a)		1,000	1,000,278
(LIBOR USD 3 Month + 0.35%), 2.93% 11/01/19 (a)		1,800	1,801,221
1.90% 05/04/20		15,275	15,208,826

			29,654,243

Auto Components — 0.1%
Toyota Industries Corp., 3.11% 03/12/22 (b)		2,559	2,597,897

Automobiles — 2.6%(b)
BMW US Capital LLC:
(LIBOR USD 3 Month + 0.38%), 2.68% 04/06/20 (a)		4,350	4,357,641
3.25% 08/14/20		880	886,496
(LIBOR USD 3 Month + 0.50%), 3.04% 08/13/21 (a)		10,000	10,026,000
2.95% 04/14/22		4,000	4,048,684
Daimler Finance North America LLC:
2.25% 09/03/19		3,562	3,560,884
(LIBOR USD 3 Month + 0.62%), 2.89% 10/30/19 (a)		500	500,577
2.30% 01/06/20		2,000	1,998,969
(LIBOR USD 3 Month + 0.63%), 2.93% 01/06/20 (a)		750	751,474
2.25% 03/02/20		10,750	10,735,471
3.10% 05/04/20		5,576	5,596,351
2.30% 02/12/21		2,000	1,991,069
3.00% 02/22/21		5,000	5,030,498
Hyundai Capital America:
2.55% 04/03/20		5,970	5,966,939
(LIBOR USD 3 Month + 0.80%), 3.13% 04/03/20 (a)		425	426,036
(LIBOR USD 3 Month + 0.82%), 3.26% 03/12/21 (a)		1,000	1,000,831
Nissan Motor Acceptance Corp.:
1.55% 09/13/19		2,000	1,997,790
(LIBOR USD 3 Month + 0.39%), 2.72% 09/28/20 (a)		750	750,200
Volkswagen Group of America Finance LLC, 3.88% 11/13/20		2,500	2,541,841

			62,167,751

Banks — 20.8%
ABN AMRO Bank NV(b):
2.45% 06/04/20		13,974	13,973,078
2.65% 01/19/21		12,500	12,539,025

Security	Par (000)		Value

Banks (continued)
(LIBOR USD 3 Month + 0.41%), 2.71% 01/19/21 (a)	USD	8,400	$8,411,760
(LIBOR USD 3 Month + 0.57%), 3.09% 08/27/21 (a)		1,000	1,004,070
ANZ New Zealand Int’l Ltd.(b):
2.60% 09/23/19		1,000	1,000,606
2.75% 01/22/21		6,083	6,113,395
Australia & New Zealand Banking Group Ltd.:
2.25% 11/09/20		2,425	2,424,469
(LIBOR USD 3 Month + 0.32%), 2.88% 11/09/20 (a)(b)		1,500	1,502,732
2.70% 11/16/20		7,130	7,169,755
4.88% 01/12/21 (b)		3,000	3,109,262
(LIBOR USD 3 Month + 0.87%), 3.39% 11/23/21 (a)(b)		8,000	8,095,351
Bank of America Corp., 2.63% 10/19/20		4,000	4,018,806
Bank of America NA(a):
(LIBOR USD 3 Month + 0.35%), 2.87% 05/24/21		12,000	12,011,028
(SOFR + 0.55%), 2.97% 06/21/21		8,000	8,002,048
(LIBOR USD 3 Month + 0.32%), 2.59% 07/26/21		5,000	5,001,650
Bank of Montreal, (LIBOR USD 3 Month + 0.34%), 2.64% 07/13/20 (a)		4,000	4,009,680
Bank of Nova Scotia (The), 2.15% 07/14/20		2,000	1,997,683
Banque Federative du Credit Mutuel SA(b):
2.20% 07/20/20		8,511	8,497,251
2.75% 10/15/20		5,270	5,295,128
Barclays Bank plc, (LIBOR USD 3 Month + 0.30%), 2.65% 12/14/20 (a)		7,000	6,999,459
BNP Paribas SA, 5.00% 01/15/21		13,000	13,504,387
BNZ International Funding Ltd., 2.75% 03/02/21 (b)		2,085	2,092,588
Branch Banking & Trust Co., 2.10% 01/15/20		3,975	3,969,975
Canadian Imperial Bank of Commerce, (LIBOR USD 3 Month + 0.31%), 2.60% 10/05/20 (a)		1,000	1,001,880
Capital One NA:
2.40% 09/05/19		3,000	2,999,980
2.35% 01/31/20		3,000	2,997,298
Citibank NA:
2.10% 06/12/20		2,000	1,996,455
2.13% 10/20/20		3,700	3,693,194
(LIBOR USD 3 Month + 0.35%), 2.89% 02/12/21 (a)		1,000	1,000,895
(SOFR + 0.60%), 2.99% 03/13/21 (a)		3,460	3,462,875
(LIBOR USD 3 Month + 0.57%), 2.83% 07/23/21 (a)		1,000	1,004,088
3.16% 02/19/22 (c)		2,000	2,021,446
Commonwealth Bank of Australia:
2.30% 09/06/19		2,000	1,999,860
(LIBOR USD 3 Month + 0.45%), 2.90% 03/10/20 (a)(b)		1,135	1,137,641
5.00% 03/19/20 (b)		2,250	2,287,323
2.05% 09/18/20 (b)		15,000	14,960,710
2.40% 11/02/20		1,900	1,903,996
2.20% 11/09/20 (b)		6,000	5,991,584
2.55% 03/15/21		6,990	7,025,438
Cooperatieve Rabobank UA:
(LIBOR USD 3 Month + 0.51%), 3.07% 08/09/19 (a)		1,000	1,000,138
4.50% 01/11/21		1,800	1,854,255
2.50% 01/19/21		5,500	5,509,047
3.13% 04/26/21		4,800	4,856,221
2.75% 01/10/22		1,040	1,049,669

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Short Obligations Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
Danske Bank A/S(b):
1.65% 09/06/19	USD	715	$714,242
2.75% 09/17/20		2,000	2,001,329
DNB Bank ASA, 2.38% 06/02/21 (b)		2,439	2,435,858
Fifth Third Bank, 2.20% 10/30/20		1,000	998,775
HSBC Holdings plc:
(LIBOR USD 3 Month + 2.24%), 4.69% 03/08/21 (a)		2,500	2,571,937
5.10% 04/05/21		3,000	3,130,897
(LIBOR USD 3 Month + 0.60%), 3.12% 05/18/21 (a)		2,715	2,718,377
2.95% 05/25/21		11,000	11,084,283
(LIBOR USD 3 Month + 0.65%), 3.09% 09/11/21 (a)		1,500	1,503,595
2.65% 01/05/22		4,000	4,004,610
HSBC USA, Inc.:
2.38% 11/13/19		4,000	3,998,524
(LIBOR USD 3 Month + 0.61%), 3.15% 11/13/19 (a)		1,000	1,001,423
2.35% 03/05/20		4,000	3,996,378
JPMorgan Chase & Co., (LIBOR USD 3 Month + 0.55%), 3.00% 03/09/21 (a)		5,000	5,005,579
Lloyds Bank plc, 3.30% 05/07/21		1,000	1,014,366
Mitsubishi UFJ Trust & Banking Corp., 2.65% 10/19/20 (b)		14,475	14,514,074
Mizuho Bank Ltd.(b):
2.65% 09/25/19		2,300	2,300,766
2.40% 03/26/20		2,000	1,999,611
2.70% 10/20/20		6,800	6,821,377
MUFG Bank Ltd.(b):
2.30% 03/05/20		5,000	4,995,395
2.75% 09/14/20		2,012	2,021,624
National Australia Bank Ltd.:
(LIBOR USD 3 Month + 0.59%), 2.93% 01/10/20 (a)(b)		1,500	1,503,486
2.63% 07/23/20		2,000	2,006,390
2.50% 01/12/21		1,000	1,003,160
2.63% 01/14/21		10,837	10,891,824
1.88% 07/12/21		3,000	2,976,646
National Bank of Canada, 2.15% 06/12/20		12,652	12,631,922
Nordea Bank Abp(b):
1.63% 09/30/19		1,000	998,772
2.13% 05/29/20		9,215	9,192,471
(LIBOR USD 3 Month + 0.47%), 2.99% 05/29/20 (c)		3,000	3,009,668
2.50% 09/17/20		4,000	4,005,288
4.88% 01/14/21		1,350	1,396,289
Royal Bank of Canada, 2.15% 10/26/20		3,000	2,997,631
Santander UK plc:
2.35% 09/10/19		1,500	1,499,791
2.38% 03/16/20		8,563	8,556,777
2.13% 11/03/20		16,447	16,352,395
(LIBOR USD 3 Month + 0.30%), 2.88% 11/03/20 (a)		500	500,015
3.40% 06/01/21		2,000	2,031,238
Skandinaviska Enskilda Banken AB:
2.30% 03/11/20		2,000	1,998,229
2.45% 05/27/20 (b)		5,700	5,699,852
(LIBOR USD 3 Month + 0.72%), 3.24% 12/01/20 (a)(b)		3,000	3,013,764
(LIBOR USD 3 Month + 0.43%), 2.96% 05/17/21 (a)(b)		2,000	2,006,320
3.25% 05/17/21 (b)		1,500	1,519,845
3.05% 03/25/22 (b)		9,275	9,399,192

Security	Par (000)		Value

Banks (continued)
Societe Generale SA(b):
2.63% 09/16/20	USD	11,205	$11,225,067
2.50% 04/08/21		4,725	4,724,622
Sumitomo Mitsui Banking Corp., 2.65% 07/23/20		9,000	9,028,223
Sumitomo Mitsui Trust Bank Ltd., 1.95% 09/19/19 (b)		200	199,872
Svenska Handelsbanken AB:
1.50% 09/06/19		1,500	1,498,615
(LIBOR USD 3 Month + 0.36%), 2.81% 09/08/20 (a)		395	396,080
2.40% 10/01/20		2,500	2,501,802
3.35% 05/24/21		1,190	1,211,838
Toronto-Dominion Bank (The):
3.00% 06/11/20		7,450	7,497,193
(LIBOR USD 3 Month + 0.43%), 2.88% 06/11/21 (a)		1,500	1,506,658
US Bank NA, (LIBOR USD 3 Month + 0.29%), 3.10% 05/21/21 (a)		6,879	6,923,797
Wells Fargo & Co.:
Series N, 2.15% 01/30/20		7,500	7,491,798
(LIBOR USD 3 Month + 1.34%), 3.84% 03/04/21 (a)		2,000	2,031,720
Wells Fargo Bank NA:
(LIBOR USD 3 Month + 0.23%), 2.53% 01/15/20 (a)		685	685,575
(LIBOR USD 3 Month + 0.38%), 2.90% 05/21/21 (a)		5,000	5,005,000
(LIBOR USD 3 Month + 0.50%), 2.76% 07/23/21 (a)		10,000	10,016,430
(LIBOR USD 3 Month + 0.49%), 3.33% 07/23/21 (a)		3,520	3,549,517
(LIBOR USD 3 Month + 0.51%), 2.79% 10/22/21 (a)		1,500	1,503,923
3.63% 10/22/21		5,000	5,130,125
(LIBOR USD 3 Month + 0.61%), 2.90% 05/27/22 (a)		3,000	3,024,764
Westpac Banking Corp.:
3.05% 05/15/20		3,000	3,016,602
2.60% 11/23/20		12,613	12,656,113

			495,346,498

Biotechnology — 0.3%
Gilead Sciences, Inc.:
1.85% 09/20/19		1,220	1,219,204
2.35% 02/01/20		1,275	1,274,772
2.55% 09/01/20		5,000	5,011,127

			7,505,103

Capital Markets — 6.4%
Bank of New York Mellon (The), (LIBOR USD 3 Month + 0.28%), 2.78% 06/04/21 (a)		25,000	25,020,765
Credit Suisse AG, 4.38% 08/05/20		7,000	7,136,027
Goldman Sachs Bank USA, (SOFR + 0.60%), 3.03% 05/24/21 (a)		5,895	5,901,720
Goldman Sachs Group, Inc. (The):
2.60% 04/23/20		18,000	18,015,568
2.60% 12/27/20		2,880	2,880,961
ING Bank NV(b):
2.50% 10/01/19		2,266	2,266,477
2.45% 03/16/20		13,855	13,854,889
2.70% 08/17/20		3,025	3,033,358
2.05% 08/15/21		4,684	4,638,995
Macquarie Bank Ltd., 2.85% 01/15/21 (b)		8,743	8,787,462
Morgan Stanley:
2.65% 01/27/20		9,638	9,646,289

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) July 31, 2019	BlackRock Short Obligations Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Capital Markets (continued)
(LIBOR USD 3 Month + 0.55%), 3.10% 02/10/21 (a)	USD	8,000	$8,007,953
2.50% 04/21/21		7,000	7,013,339
(LIBOR USD 3 Month + 1.40%), 3.68% 04/21/21 (a)		2,000	2,035,200
(SOFR + 0.83%), 3.25% 06/10/22 (a)		10,000	10,023,792
UBS AG:
2.38% 08/14/19		3,050	3,050,030
2.20% 06/08/20 (b)		8,795	8,781,999
2.45% 12/01/20 (b)		8,000	8,008,800
(LIBOR USD 3 Month + 0.48%), 3.00% 12/01/20 (a)(b)		5,000	5,015,350

			153,118,974

Consumer Finance — 3.1%
American Honda Finance Corp.:
2.00% 11/13/19		500	499,421
(LIBOR USD 3 Month + 0.15%), 2.67% 02/21/20 (a)		1,000	1,000,599
3.15% 01/08/21		1,405	1,421,338
(LIBOR USD 3 Month + 0.35%), 2.71% 06/11/21 (a)		6,645	6,656,489
2.20% 06/27/22		16,500	16,464,430
Capital One Financial Corp., 2.50% 05/12/20		1,134	1,133,661
Caterpillar Financial Services Corp.:
2.25% 12/01/19		2,250	2,248,325
2.00% 03/05/20		490	489,381
(LIBOR USD 3 Month + 0.25%), 2.77% 08/26/20 (a)		5,000	5,007,950
Harley-Davidson Financial Services, Inc.(b):
2.40% 09/15/19		1,000	999,607
2.15% 02/26/20		6,175	6,154,383
(LIBOR USD 3 Month + 0.50%), 3.02% 05/21/20 (a)		2,000	2,002,663
John Deere Capital Corp.:
(LIBOR USD 3 Month + 0.29%), 2.63% 06/22/20 (a)		2,000	2,004,546
(LIBOR USD 3 Month + 0.42%), 2.76% 07/10/20 (a)		2,000	2,005,882
2.45% 09/11/20		785	786,449
PACCAR Financial Corp., (LIBOR USD 3 Month + 0.45%), 2.86% 06/17/22 (a)		20,000	19,999,875
Toyota Motor Credit Corp.:
(LIBOR USD 3 Month + 0.37%), 2.81% 03/12/20 (a)		1,000	1,001,970
(LIBOR USD 3 Month + 0.24%), 2.54% 07/15/20 (a)		2,000	2,003,130
3.05% 01/08/21		1,220	1,235,307

			73,115,406

Diversified Financial Services — 0.7%(a)
JPMorgan Chase Bank NA:
(SOFR + 0.55%), 2.94% 10/19/20		1,125	1,125,812
(LIBOR USD 3 Month + 0.28%), 2.58% 02/01/21		2,000	2,001,770
(LIBOR USD 3 Month + 0.28%), 2.60% 02/01/21		5,000	5,004,424
(LIBOR USD 3 Month + 0.37%), 2.89% 02/19/21		4,000	4,001,901
(SOFR + 0.61%), 3.00% 02/19/21		2,500	2,501,497
Siemens Financieringsmaatschappij NV, (LIBOR USD 3 Month + 0.32%), 2.77% 09/13/19 (b)		800	800,450

			15,435,854

Security	Par (000)		Value

Diversified Telecommunication Services — 1.8%
BellSouth LLC, 4.27% 04/26/20 (b)	USD	8,000	$8,092,640
Verizon Communications, Inc., (LIBOR USD 3 Month + 0.55%), 3.07% 05/22/20 (a)		34,640	34,749,220

			42,841,860

Electric Utilities — 0.4%
NextEra Energy Capital Holdings, Inc.:
(LIBOR USD 3 Month + 0.32%), 2.84% 09/03/19 (a)		1,555	1,555,263
Series H, 3.34% 09/01/20		995	1,004,614
(LIBOR USD 3 Month + 0.45%), 2.78% 09/28/20 (a)		5,750	5,749,962
2.90% 04/01/22		2,225	2,261,778

			10,571,617

Energy Equipment & Services — 0.5%(b)
Schlumberger Finance Canada Ltd., 2.20% 11/20/20		2,500	2,493,013
Schlumberger Holdings Corp., 3.00% 12/21/20		5,000	5,037,509
Schlumberger Norge A/S, 4.20% 01/15/21		3,612	3,687,658

			11,218,180

Entertainment — 0.4%
NBCUniversal Enterprise, Inc., (LIBOR USD 3 Month + 0.40%), 2.72% 04/01/21 (a)(b)		9,000	9,029,790

Food & Staples Retailing — 0.1%
Walmart, Inc., 1.75% 10/09/19		2,000	1,997,679

Health Care Providers & Services — 0.2%
UnitedHealth Group, Inc.:
2.70% 07/15/20		3,500	3,514,776
1.95% 10/15/20		285	283,951

			3,798,727

Household Products — 0.4%
Church & Dwight Co., Inc., 2.45% 12/15/19		9,800	9,795,228

Industrial Conglomerates — 0.0%
Honeywell International, Inc., 1.80% 10/30/19		260	259,738

Insurance — 0.6%(b)
Jackson National Life Global Funding, (LIBOR USD 3 Month + 0.30%), 2.60% 10/15/20 (a)		3,000	3,001,468
Suncorp-Metway Ltd.:
2.35% 04/27/20		6,795	6,791,494
(LIBOR USD 3 Month + 0.50%), 2.80% 10/19/20 (a)		1,500	1,500,172
2.38% 11/09/20		1,970	1,968,781

			13,261,915

IT Services — 0.7%
International Business Machines Corp., (LIBOR USD 3 Month + 0.40%), 2.94% 05/13/21 (a)		17,000	17,068,160

Media — 0.1%
Comcast Corp.:
(LIBOR USD 3 Month + 0.33%), 2.65% 10/01/20 (a)		1,500	1,502,508
3.30% 10/01/20		1,330	1,345,310

			2,847,818

Oil, Gas & Consumable Fuels — 1.1%
BP Capital Markets plc, (LIBOR USD 3 Month + 0.25%), 2.77% 11/24/20 (a)		22,000	22,023,892
Enterprise Products Operating LLC, 2.85% 04/15/21		3,000	3,018,947
TransCanada PipeLines Ltd., (LIBOR USD 3 Month + 0.28%), 2.79% 11/15/19 (a)		625	625,386

			25,668,225

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Short Obligations Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Pharmaceuticals — 0.1%
AstraZeneca plc, 1.95% 09/18/19	USD	2,017	$2,015,981

Road & Rail — 0.6%
Ryder System, Inc.:
2.45% 09/03/19		2,572	2,571,475
2.65% 03/02/20		1,000	1,000,771
2.50% 05/11/20		6,000	6,001,782
2.88% 09/01/20		1,435	1,441,323
3.50% 06/01/21		3,799	3,879,272

			14,894,623

Semiconductors & Semiconductor Equipment — 1.0%
Lam Research Corp.:
2.75% 03/15/20		5,181	5,187,989
2.80% 06/15/21		19,373	19,513,629

			24,701,618

Thrifts & Mortgage Finance — 0.8%
BPCE SA:
2.25% 01/27/20		6,000	5,993,956
3.15% 07/31/20 (b)		5,000	5,033,421
2.75% 12/02/21		8,938	9,003,158

			20,030,535

Total Corporate Bonds — 44.0% (Cost: $1,045,907,869)			1,048,943,420

Foreign Agency Obligations — 0.4%

France — 0.4%
Electricite de France SA, 2.35% 10/13/20(b)		10,600	10,585,417

Total Foreign Agency Obligations — 0.4% (Cost: $10,555,440)			10,585,417

Total Long-Term Investments — 46.4% (Cost: $1,104,779,668)			1,107,871,529

Short-Term Securities — 54.1%

Certificates of Deposit — 16.5%

Domestic — 0.3%
Goldman Sachs Bank USA, (SOFR + 0.25%), 2.73%, 06/29/20(c)(d)		7,000	7,000,255

Euro — 0.8%
Natixis SA(d):
(LIBOR USD 3 Month + 0.07%), 2.64%, 11/07/19(a)		2,500	2,500,063
(LIBOR USD 1 Month + 0.26%), 2.59%, 05/15/20(c)		6,000	6,003,879
(SOFR + 0.30%), 2.69%, 06/05/20(a)		7,000	7,004,165
(LIBOR USD 3 Month + 0.39%), 2.65%, 07/23/20(a)		3,000	3,002,591

			18,510,698

Yankee — 15.4%(e)
Banco Santander SA, New York, 3.09%, 01/29/20(d)		4,000	4,016,826
Bank of Montreal, Chicago(d):
(LIBOR USD 1 Month + 0.40%), 2.78%, 12/10/19(a)		2,000	2,002,012
(LIBOR USD 1 Month + 0.16%), 2.56%, 06/01/20(c)		13,000	12,996,766
(US Federal Funds Effective Rate (continuous series) + 0.31%), 2.70%, 07/13/20(c)		8,000	7,999,963
Bank of Nova Scotia, Houston(a)(d):
(LIBOR USD 3 Month + 0.20%), 2.59%, 09/20/19		1,500	1,500,414

Security	Par (000)		Value

Yankee (continued)
(LIBOR USD 3 Month + 0.18%), 2.70%, 02/18/20	USD	1,000	$1,000,923
(US Federal Funds Effective Rate (continuous series) + 0.26%), 2.65%, 04/16/20		5,000	5,000,333
Barclays Bank plc, New York(d):
3.00%, 09/19/19		1,000	1,000,801
(LIBOR USD 3 Month + 0.34%), 2.64%, 10/18/19(a)		1,500	1,500,790
3.06%, 12/05/19		4,000	4,011,512
3.01%, 12/23/19		2,000	2,006,194
3.20%, 01/31/20		2,000	2,009,625
(LIBOR USD 3 Month + 0.50%), 3.07%, 02/07/20(a)		2,000	2,001,210
(LIBOR USD 1 Month + 0.48%), 2.72%, 04/30/20 - 08/10/20(a)		12,500	12,494,443
Bayerische Landesbank, New York(d):
2.63%, 08/22/19		11,000	11,001,764
2.57%, 09/03/19		7,000	7,001,195
BNP Paribas SA, New York, (LIBOR USD 3 Month + 0.25%), 1.00%, 02/01/21(a)(d)		20,000	19,960,000
Canadian Imperial Bank of Commerce, New York(d):
(LIBOR USD 3 Month + 0.41%), 2.80%, 09/20/19(a)		500	500,250
(LIBOR USD 1 Month + 0.11%), 2.47%, 10/08/19(a)		4,000	4,000,146
3.08%, 10/28/19		1,000	1,002,058
(LIBOR USD 1 Month + 0.17%), 2.50%, 05/13/20(a)		5,000	4,999,989
Cooperatieve Rabobank UA, New York, 4.75%, 01/15/20(b)		1,000	1,010,877
Credit Agricole Corporate and Investment Bank, New York(a)(d):
(LIBOR USD 3 Month + 0.39%), 2.92%, 05/11/20		1,000	1,002,180
(LIBOR USD 3 Month + 0.47%), 2.77%, 07/13/20		2,000	2,004,498
(LIBOR USD 3 Month + 0.35%), 2.62%, 07/30/20		11,000	11,012,949
(LIBOR USD 3 Month + 0.29%), 2.81%, 08/25/20		2,000	2,001,040
(LIBOR USD 3 Month + 0.40%), 2.74%, 09/24/20		1,000	1,001,683
(LIBOR USD 3 Month + 0.27%), 2.58%, 01/11/21		12,000	12,001,623
(LIBOR USD 3 Month + 0.60%), 2.90%, 01/14/21		2,000	2,009,658
Credit Industriel et Commercial, New York(a)(d):
(LIBOR USD 1 Month + 0.22%), 2.49%, 04/24/20		15,000	15,002,012
(US Federal Funds Effective Rate (continuous series) + 0.36%), 2.75%, 07/21/20		6,000	5,999,982
Credit Suisse AG, New York(d):
(SOFR + 0.41%), 2.80%, 02/28/20(a)		2,000	2,002,462
(SOFR + 0.37%), 2.76%, 05/22/20(c)		10,000	10,010,880
(SOFR + 0.32%), 2.71%, 07/27/20(a)		9,000	9,006,246
DNB Bank ASA, New York, (LIBOR USD 3 Month + 0.22%), 2.52%, 07/19/21(a)(d)		20,000	19,999,936
Lloyds Bank Corporate Markets plc, New York(d):
2.72%, 04/09/20		4,000	4,015,361
(LIBOR USD 3 Month + 0.52%), 2.79%, 04/26/21(a)		14,000	14,016,532

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) July 31, 2019	BlackRock Short Obligations Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Yankee (continued)
(LIBOR USD 3 Month + 0.55%), 2.85%, 07/19/21(a)	USD	10,000	$9,999,959
Lloyds Banking Group plc, New York, 3.05%, 08/06/19(d)		1,000	1,000,113
Mizuho Bank Ltd., New York(d):
2.71%, 09/23/19		3,000	3,001,443
(LIBOR USD 3 Month + 0.33%), 2.63%, 04/15/20(a)		1,000	1,001,112
MUFG Bank Ltd., New York(d):
2.90%, 08/15/19 - 09/09/19(b)		4,500	4,501,277
(LIBOR USD 3 Month + 0.10%), 2.38%, 10/24/19(a)		2,000	2,000,453
(LIBOR USD 3 Month + 0.18%), 2.70%, 02/24/20(a)		2,000	2,000,665
2.72%, 02/24/20(b)		4,000	4,011,366
2.84%, 02/24/20(b)		2,000	2,006,988
(LIBOR USD 3 Month + 0.50%), 2.78%, 01/25/21(a)		1,000	1,002,609
(LIBOR USD 3 Month + 0.50%), 2.80%, 07/16/21(a)		5,000	4,999,981
Nordea Bank Abp, New York(a)(d):
(LIBOR USD 3 Month + 0.27%), 2.82%, 08/10/20		1,000	1,001,517
(LIBOR USD 3 Month + 0.32%), 2.88%, 05/05/21		6,000	5,999,996
Societe Generale, New York(d):
2.88%, 02/06/20		2,000	2,007,953
2.80%, 03/13/20		2,000	2,008,582
(LIBOR USD 1 Month + 0.32%), 2.64%, 05/14/20(a)		8,000	8,007,474
Standard Chartered Bank, New York, (LIBOR USD 3 Month + 0.28%), 2.85%, 11/06/20(a)(d)		10,000	9,999,991
Sumitomo Mitsui Banking Corp., New York(a)(d):
(LIBOR USD 3 Month + 0.45%), 2.93%, 09/05/19 - 02/12/21		5,000	5,003,961
(LIBOR USD 3 Month + 0.41%), 2.81%, 06/18/20		7,000	7,007,859
(LIBOR USD 3 Month + 0.42%), 2.70%, 07/24/20		2,000	2,002,698
(LIBOR USD 3 Month + 0.36%), 2.64%, 04/06/21		1,350	1,350,326
(LIBOR USD 3 Month + 0.36%), 2.88%, 05/13/21		9,000	9,002,319
(LIBOR USD 3 Month + 0.35%), 2.69%, 07/12/21		3,000	2,999,986
Sumitomo Mitsui Trust Bank Ltd., New York(d):
(LIBOR USD 3 Month + 0.20%), 2.72%, 08/16/19(a)		2,000	2,000,091
2.40%, 09/24/19		10,000	10,002,369
(LIBOR USD 3 Month + 0.24%), 2.54%, 01/15/20(a)		2,000	2,001,213
(LIBOR USD 1 Month + 0.20%), 2.50%, 02/19/20(a)		10,000	9,999,608
(LIBOR USD 3 Month + 0.19%), 2.71%, 02/25/20(a)		4,000	4,000,887
(LIBOR USD 3 Month + 0.20%), 2.81%, 05/18/20(a)		5,000	5,001,935
Svenska Handelsbanken, New York(a)(d):
(LIBOR USD 1 Month + 0.30%), 2.66%, 08/06/19		2,000	2,000,050
(LIBOR USD 3 Month + 0.28%), 2.68%, 09/11/20		3,000	3,001,963
Toronto-Dominion Bank, New York(d):
3.02%, 09/18/19		2,000	2,002,047

Security	Par (000)		Value

Yankee (continued)
(US Federal Funds Effective Rate (continuous series) + 0.31%), 2.70%, 07/16/20(a)	USD	8,000	$7,999,971
2.17%, 07/24/20		7,000	7,001,920

			367,035,815

Total Certificates of Deposit — 16.5% (Cost: $392,246,380)			392,546,768

Commercial Paper — 34.4%
ABN AMRO Funding USA LLC, 2.73% 12/09/19(d)		4,000	3,965,896
American Electric Power Co., Inc., 2.54% 08/21/19(d)		10,000	9,985,452
AT&T, Inc.(d):
2.82% 08/05/19(b)		5,000	4,998,288
2.76% 09/27/19		5,000	4,979,426
2.82% 12/02/19		18,000	17,842,582
0.00% 12/06/19		3,000	2,972,939
Bank of Nova Scotia (The)(d):
(LIBOR USD 1 Month + 0.17%), 2.50% 05/15/20(a)		5,000	4,999,142
(LIBOR USD 1 Month + 0.16%), 2.40% 05/27/20 - 05/29/20(c)		9,000	8,996,476
Barclays Bank plc(d):
2.79% 10/02/19(b)		4,000	3,983,123
3.35% 11/15/19		2,000	1,986,684
Bedford Row Funding Corp., 2.91% 09/12/19(d)		500	498,646
Bell Canada, Inc.(d):
3.00% 08/06/19		2,000	1,999,128
2.90% 08/09/19		3,000	2,998,050
2.89% 08/14/19		8,000	7,991,989
2.88% 08/21/19		5,000	4,992,551
2.54% 09/23/19		7,000	6,973,519
2.52% 10/02/19		5,000	4,977,950
2.46% 10/10/19		10,500	10,447,815
BP Capital Markets plc, 2.92% 03/02/20(d)		9,000	8,876,268
CenterPoint Energy, Inc.(d):
2.50% 08/01/19(b)		5,000	4,999,659
2.50% 08/15/19		2,750	2,747,170
2.51% 08/21/19		14,000	13,979,796
Coca-Cola Co. (The), 3.07% 12/09/19(d)		4,000	3,968,676
Credit Suisse First Boston Ltd., 2.95% 09/27/19(d)		1,000	996,277
DNB Bank ASA, 3.11% 10/11/19(d)		6,000	5,973,912
Duke Energy Corp., 2.86% 08/16/19(d)		4,000	3,995,572
Electricite de France SA, 2.53% 08/12/19(d)		10,000	9,991,723
Enbridge, Inc.(d):
2.53% 08/05/19		5,000	4,998,288
2.53% 08/14/19		3,000	2,997,097
2.63% 08/20/19		8,000	7,988,920
2.68% 08/27/19		6,000	5,988,759
2.72% 09/13/19		3,000	2,990,782
2.65% 10/04/19		5,000	4,977,142
2.54% 10/23/19(b)		7,000	6,958,546
Federation des Caisses Desjardins du Quebec(d):
3.04% 08/08/19		2,000	1,998,966
3.07% 08/12/19		2,000	1,998,455
Fidelity National Information Services, Inc.(d):
2.56% 08/16/19		10,000	9,988,929
2.51% 08/27/19		10,500	10,480,328
HSBC USA, Inc., 3.01% 08/15/19(d)		1,000	999,075
Hyundai Capital America(d):
2.52% 10/04/19		7,000	6,967,998

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Short Obligations Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Paper (continued)
2.50% 11/01/19	USD	10,000	$9,934,358
ING US Funding LLC, (LIBOR USD 1 Month + 0.18%), 2.58% 12/02/19(a)(d)		3,505	3,505,576
Jupiter Securitization Co. LLC,
2.96% 10/15/19(d)		4,000	3,980,713
Keurig Dr Pepper, Inc.(d):
2.56% 08/12/19		10,000	9,991,723
2.51% 08/23/19 - 09/09/19		13,000	12,975,693
Lloyds Bank plc, (LIBOR USD 1 Month + 0.17%), 2.44% 02/21/20(a)(d)		5,000	4,998,155
LMA-Americas LLC(d):
2.76% 08/05/19		2,000	1,999,347
2.81% 11/08/19		4,000	3,975,111
LyondellBasell Investment LLC,
2.51% 08/21/19(d)		25,000	24,963,629
Macquarie Bank Ltd.:
3.07% 08/02/19(d)		1,000	999,865
3.24% 10/11/19(d)		1,000	995,528
3.22% 11/07/19(d)		2,000	1,987,751
2.40% 01/21/20(b)		4,620	4,619,207
McKesson Corp.(d):
2.45% 08/14/19		5,000	4,995,162
2.54% 08/16/19		25,000	24,972,322
Mondelez International, Inc.(d):
2.55% 08/15/19		15,000	14,984,437
2.53% 08/28/19		5,000	4,990,282
2.51% 08/29/19		5,000	4,989,935
2.46% 09/20/19		12,000	11,957,143
Nationwide Building Society(b)(d):
2.75% 09/16/19		2,500	2,492,542
2.71% 09/17/19		3,000	2,990,880
2.53% 10/31/19		5,000	4,971,671
2.32% 01/21/20		19,000	18,800,171
NextEra Energy Capital Holdings, Inc.(d):
2.60% 08/15/19		8,000	7,991,700
2.58% 08/23/19		5,000	4,992,030
2.56% 08/27/19		5,000	4,990,633
2.51% 09/06/19		3,000	2,992,270
2.54% 09/17/19		5,000	4,983,213
Nissan Motor Acceptance Corp.(d):
2.86% 08/26/19		12,000	11,979,911
3.15% 09/16/19		10,800	10,766,527
2.87% 09/25/19		3,000	2,988,935
2.58% 10/04/19		3,000	2,987,162
2.76% 10/08/19		4,000	3,981,830
Nordea Bank AB, 2.68% 04/27/20(d)		5,000	4,921,749
Nutrien Ltd.(d):
2.56% 08/07/19		5,000	4,997,550
2.77% 08/15/19		10,000	9,989,417
Oncor Electric Delivery Co. LLC,
2.53% 08/20/19(d)		15,000	14,979,225
Reckitt Benckiser Treasury Services plc(d):
2.87% 09/04/19		4,000	3,991,141
2.79% 02/03/20		2,000	1,976,937
2.52% 04/09/20		8,000	7,875,186
Rogers Communications, Inc.(d):
2.53% 08/02/19		5,000	4,999,318
2.77% 08/06/19		26,000	25,989,305
Royal Bank of Canada(d):
(LIBOR USD 3 Month + 0.21%), 2.51% 01/07/20(a)		1,000	1,000,780
(SOFR + 0.31%), 2.71% 08/17/20(c)		22,000	22,000,569
Ryder System, Inc.(d):
2.57% 08/09/19		6,000	5,996,288
2.56% 08/13/19		11,000	10,990,129

Security	Par (000)		Value

Commercial Paper (continued)
Salisbury Receivables Co. LLC, 3.23% 08/23/19(d)	USD	2,000	$1,997,062
Societe Generale SA(d):
2.90% 08/05/19		750	749,754
3.04% 08/26/19		1,750	1,747,017
3.25% 10/15/19		1,000	995,258
3.22% 10/31/19		1,500	1,491,303
(LIBOR USD 1 Month + 0.53%), 2.86% 12/16/19(a)		1,000	1,001,550
Suncor Energy, Inc.(d):
2.81% 08/01/19		5,000	4,999,659
2.56% 08/29/19		4,000	3,991,948
2.75% 09/03/19		3,000	2,992,905
2.71% 09/04/19		7,500	7,481,734
2.63% 09/17/19		3,250	3,239,089
Suncorp-Metway Ltd.(d):
2.67% 09/24/19		3,000	2,988,991
2.56% 11/20/19		5,500	5,458,711
TELUS Corp.(d):
2.54% 09/24/19		15,000	14,942,135
2.42% 11/15/19		20,400	20,245,628
Toronto-Dominion Bank (The), (LIBOR USD 1 Month + 0.18%), 2.55% 06/12/20(a)(d)		9,000	8,999,661
Toyota Industries Commercial Finance, Inc.,
2.74% 11/29/19(b)(d)		5,000	4,959,599
TransCanada PipeLines Ltd.(d):
2.81% 08/06/19		6,000	5,997,532
2.51% 10/03/19		10,000	9,955,004
2.59% 10/07/19		2,100	2,089,953
2.52% 10/09/19		7,000	6,965,523
UBS AG(d):
(LIBOR USD 3 Month + 0.32%), 2.74% 12/19/19(a)		2,000	2,002,121
(LIBOR USD 1 Month + 0.19%), 2.57% 01/10/20(a)		8,000	8,000,294
2.32% 04/24/20		4,000	3,937,854
United Technologies Corp., 2.51% 08/29/19(d)		10,000	9,979,869
Virginia Electric & Power Co., 2.58% 08/05/19(d)		10,000	9,996,361
VW Credit, Inc.(d):
3.07% 09/23/19		3,500	3,486,749
3.03% 10/07/19		5,000	4,976,077
3.02% 10/23/19		10,000	9,940,780
2.68% 11/04/19		10,000	9,932,213
3.28% 12/04/19		6,600	6,541,188
2.50% 04/01/20		2,000	1,964,489
Walgreens Boots Alliance, Inc.(d):
2.62% 08/09/19		5,000	4,996,906
3.14% 08/12/19		2,000	1,998,345
2.55% 08/28/19		4,000	3,992,225
3.10% 09/09/19		3,000	2,991,633
3.21% 10/01/19		2,000	1,991,282
2.55% 10/31/19		4,000	3,974,025
2.94% 11/04/19		13,500	13,408,488
2.48% 01/24/20		6,500	6,419,146
Welltower, Inc., 2.46% 08/29/19(d)		5,000	4,989,935
Westpac Banking Corp., (LIBOR USD 3 Month + 0.18%), 2.44% 10/31/19(a)(d)		1,000	1,000,447

Total Commercial Paper — 34.4% (Cost: $819,497,648)			819,695,443

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) July 31, 2019	BlackRock Short Obligations Fund

Security	Shares	Value

Money Market Funds — 0.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.20%(f)*	189,379	$189,379

Total Money Market Funds — 0.0% (Cost: $189,379)		189,379

Total Repurchase Agreements — 3.2% (Cost: $77,500,000)		77,500,000

Total Short-Term Securities — 54.1% (Cost: $1,289,433,407)		1,289,931,590

Total Investments — 100.5% (Cost: $2,394,213,075)		2,397,803,119

Liabilities in Excess of Other Assets — (0.5)%		(11,385,893)

Net Assets — 100.0%		$2,386,417,226

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is the rate in effect as of period end.
(d)	Rates are the current rate or a range of current rates as of period end.
(e)	Issuer is a U.S. branch of a foreign domiciled bank.
(f)	Annualized 7-day yield as of period end.
*

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds,T-Fund,Institutional Class	208,535	(19,156)	189,379	$189,379	$47,838	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Bank of America Securities, Inc.	2.77	%(a)	07/31/19	09/05/19	$10,000	$10,000	$10,027,700	Corporate/Debt Obligations, 4.13% to 6.37%, due 08/25/24 to 08/25/27	$9,987,031	$ 10,850,219
	2.97	(a)	07/31/19	09/15/19	1,000	1,000	1,003,795	Corporate/Debt Obligation, 3.50%, due 05/15/29	998,193	1,050,001
	3.07	(a)	07/31/19	10/05/19	4,000	4,000	4,022,514	Corporate/Debt Obligations, 2.20% to 3.50%, due 08/15/20 to 05/15/29	4,062,523	4,200,000

Total Bank of America Securities, Inc.						$15,000				$16,100,220

Barclays Bank plc	2.97	(a)	07/31/19	11/04/19	20,000	20,000	20,158,400	Corporate/Debt Obligation, 0.00%, due 12/25/79	24,903,392	23,000,001

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Short Obligations Fund

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Citigroup Global Markets, Inc.	2.70	%(a)	07/31/19	10/05/19	$1,000	$1,000	$1,004,955	Corporate/Debt Obligations, 0.00% to 6.08%, due 10/25/28 to 04/28/55	$2,689,213	$ 1,070,001
	2.77	(a)	07/31/19	11/04/19	6,000	6,000	6,044,250	Corporate/Debt Obligations, 0.27% to 6.06%, due 08/25/33 to 05/15/52	11,627,216	6,420,001

Total Citigroup Global Markets, Inc						$7,000				$ 7,490,002

Credit Suisse Securities USA LLC	2.67	(a)	07/31/19	09/05/19	1,000	1,000	1,002,674	Corporate/Debt Obligation, 2.92%, due 01/25/36	17,122,474	1,150,000

JP Morgan Securities LLC	2.67	(a)	07/31/19	10/31/19	4,000	4,000	4,027,249	Corporate/Debt Obligations, 0.75% to 9.50%, due 04/15/29 to 06/25/65	6,967,929	4,311,264
	2.82		05/13/19	08/13/19	17,000	17,000	17,122,513	Corporate/Debt Obligations, 3.38% to 7.13%, due 08/15/22 to 01/15/28	18,190,000	18,700,341

Total JP Morgan Securities LLC						$21,000				$ 23,011,605

Mizuho Securities USA LLC	2.78	(a)	07/31/19	09/05/19	3,500	3,500	3,509,745	Corporate/Debt Obligations, 2.04% to 4.69%, due 10/25/33 to 12/25/44	25,602,239	3,675,000

Wells Fargo Securities LLC	2.52		06/27/19	09/25/19	10,000	10,000	10,063,000	Corporate/Debt Obligations, 0.00%, due 08/30/19 to 09/09/19	10,529,843	10,500,001

						$77,500				$ 84,926,829

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments (a)	$—	$1,107,871,529	$—	$1,107,871,529
Short-Term Securities:
Certificates of Deposit	—	392,546,768	—	392,546,768
Commercial Paper	—	819,695,443	—	819,695,443
Money Market Funds	189,379	—	—	189,379
Repurchase Agreements	—	77,500,000	—	77,500,000

	$189,379	$2,397,613,740	$—	$2,397,803,119

(a)	See above Schedule of Investments for values in each security type. Investments categorized as Level 2 are included in security type.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	15

Statement of Assets and Liabilities

July 31, 2019

BlackRock Short Obligations Fund

ASSETS
Investments at value — unaffiliated (cost — $2,316,523,696)	$2,320,113,740
Investments at value — affiliated (cost — $189,379)	189,379
Repurchase agreements at value (cost — $77,500,000)	77,500,000
Receivables:
Capital shares sold	19,724,090
Dividends — affiliated	5,880
Interest — unaffiliated	7,345,644
From the Manager	56,463
Prepaid expenses	252,420

Total assets	2,425,187,616

LIABILITIES
Bank overdraft	3,043
Payables:
Investments purchased	28,934,600
Administration fees	101,394
Board realignment and consolidation	436
Capital shares redeemed	8,699,958
Income dividend distributions	50,358
Investment advisory fees	221,387
Trustees’ and Officer’s fees	10,952
Other affiliates	122
Service fees	227,029
Other accrued expenses	521,111

Total liabilities	38,770,390

NET ASSETS	$2,386,417,226

NET ASSETS CONSIST OF
Paid-in capital	$2,382,648,867
Accumulated earnings	3,768,359

NET ASSETS	$2,386,417,226

NET ASSET VALUE
Institutional — Based on net assets of $1,117,217,740 and 111,528,892 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.02

Investor A — Based on net assets of $1,136,935,562 and 113,529,735 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.01

Class K — Based on net assets of $132,263,924 and 13,179,631 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.04

See notes to financial statements.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended July 31, 2019

BlackRock Short Obligations Fund

INVESTMENT INCOME
Dividends — affiliated	$47,838
Interest — unaffiliated	24,481,333

Total investment income	24,529,171

EXPENSES
Investment advisory	2,125,079
Service — class specific	876,806
Administration	346,501
Transfer agent — class specific	277,553
Registration	267,549
Professional	263,734
Administration — class specific	172,182
Offering	86,436
Accounting services	51,971
Trustees and Officer	23,222
Printing	19,955
Custodian	19,761
Board realignment and consolidation	916
Miscellaneous	27,036

Total expenses	4,558,701
Less:
Administration fees waived — class specific	(30,926)
Fees waived and/or reimbursed by the Manager	(1,524,953)
Service and distribution fees waived and/or reimbursed — class specific	(1,259)
Transfer agent fees waived and/or reimbursed — class specific	(58,320)

Total expenses after fees waived and/or reimbursed	2,943,243

Net investment income	21,585,928

REALIZED AND UNREALIZED GAIN
Net realized gain from investments	101,020
Net change in unrealized appreciation on investments	3,814,620

Net realized and unrealized gain	3,915,640

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,501,568

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Changes in Net Assets

	BlackRock Short Obligations Fund
	Year Ended July 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$21,585,928	$2,503,261
Net realized gain	101,020	2,788
Net change in unrealized appreciation (depreciation)	3,814,620	(372,341)

Net increase in net assets resulting from operations	25,501,568	2,133,708

DISTRIBUTIONS TO SHAREHOLDERS (a)(b)
Institutional	(10,836,451)	(953,797)
Investor A	(8,354,874)	(1,113)
Class K	(2,487,319)	(1,582,427)

Decrease in net assets resulting from distributions to shareholders	(21,678,644)	(2,537,337)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,228,911,866	17,044,123

NET ASSETS (b)
Total increase in net assets	2,232,734,790	16,640,494
Beginning of year	153,682,436	137,041,942

End of year	$2,386,417,226	$153,682,436

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Short Obligations Fund

	Institutional

	Year Ended July 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$9.99		$10.03		$10.02		$10.00		$10.01

Net investment income (a)	0.26		0.18		0.12		0.08		0.05
Net realized and unrealized gain (loss)	0.03		(0.05)		0.01		0.02		(0.01)

Net increase from investment operations	0.29		0.13		0.13		0.10		0.04

Distributions (b)
From net investment income	(0.26)		(0.17)		(0.12)		(0.08)		(0.05)
From net realized gain	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	—

Total distributions	(0.26)		(0.17)		(0.12)		(0.08)		(0.05)

Net asset value, end of year	$10.02		$9.99		$10.03		$10.02		$10.00

Total Return (d)
Based on net asset value	2.96%		1.34%		1.30%		0.98%		0.45%

Ratios to Average Net Assets
Total expenses	0.45%		0.60%		0.54	%(e)	0.58	%(e)	1.02%

Total expenses after fees waived and/or reimbursed	0.26%		0.28%		0.24%		0.13%		0.12%

Net investment income	2.59%		1.75%		1.17%		0.79%		0.55%

Supplemental Data
Net assets, end of year (000)	$1,117,218		$70,512		$38,160		$16,945		$10,182

Portfolio turnover rate	18%		87%		140%		184%		68%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short Obligations Fund

	Investor A
	Year Ended 07/31/2019		Period from 03/09/18 (a) to 07/31/18

Net asset value, beginning of period	$9.99		$9.99

Net investment income (b)	0.24		0.07
Net realized and unrealized gain	0.02		0.00	(c)

Net increase from investment operations	0.26		0.07

Distributions (d)
From net investment income	(0.24)		(0.07)
From net realized gain	(0.00	)(e)	—

Total distributions	(0.24)		(0.07)

Net asset value, end of period	$10.01		$9.99

Total Return (f)
Based on net asset value	2.63%		0.73	%(g)

Ratios to Average Net Assets
Total expenses	0.64%		0.78	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.47%		0.42	%(i)

Net investment income	2.37%		1.87	%(i)

Supplemental Data
Net assets, end of period (000)	$1,136,936		$621

Portfolio turnover rate	18%		87%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.84%
(i)	Annualized.

See notes to financial statements.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short Obligations Fund

	Class K (a)

	Year Ended July 31,
	2019		2018		2017		2016		2015

Net asset value, beginning of year	$10.01		$10.04		$10.03		$10.01		$10.02

Net investment income (b)	0.26		0.18		0.12		0.08		0.06
Net realized and unrealized gain (loss)	0.04		(0.03)		0.01		0.02		(0.01)

Net increase from investment operations	0.30		0.15		0.13		0.10		0.05

Distributions (c)
From net investment income	(0.27)		(0.18)		(0.12)		(0.08)		(0.06)
From net realized gain	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	—

Total distributions	(0.27)		(0.18)		(0.12)		(0.08)		(0.06)

Net asset value, end of year	$10.04		$10.01		$10.04		$10.03		$10.01

Total Return (e)
Based on net asset value	3.02%		1.52%		1.35%		1.01%		0.47%

Ratios to Average Net Assets
Total expenses	0.45%		0.53%		0.50	%(f)	0.55	%(f)	0.99%

Total expenses after fees waived and/or reimbursed	0.20%		0.20%		0.17%		0.10%		0.10%

Net investment income	2.64%		1.78%		1.22%		0.79%		0.57%

Supplemental Data
Net assets, end of year (000)	$132,264		$82,549		$98,882		$31,918		$41,660

Portfolio turnover rate	18%		87%		140%		184%		68%

(a)	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Short Obligations Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without an initial sales charge, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional Shares	No	No		None
Investor A Shares	No	No	(a)	None
Class K Shares	No	No		None

(a)

Investor A Shares may be subject to a CDSC upon redemption of shares received in an exchange transaction for Investor A Shares of another fund advised by BlackRock Advisors, LLC or its affiliates where no initial sales charge was paid at the time of purchase of such fund.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance on the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (continued)

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for the fund and its counterparties. Typically, the fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects the fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24
$3 Billion — $5 Billion	0.23
$5 Billion — $10 Billion	0.22
Greater than $10 Billion	0.21

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Service Fees
Investor A	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended July 31, 2019, the class specific service fees borne directly by Investor A Shares of the Fund were $876,806.

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended July 31, 2019, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	$83,360
Investor A	70,139
Class K	18,683
$172,182

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended July 31, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$244
Class K	337
$581

For the year ended July 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	$252,171
Investor A	24,686
Class K	696
$277,553

Expense Limitations, Waivers, Reimbursements and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended July 31, 2019, the amount waived was $1,637.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended July 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager contractually and/or voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Contractual (a)	Voluntary (b)
Institutional	0.35%	0.30%
Investor A (c)	0.60	0.50
Class K	0.30	0.20

(a)

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement through November 30, 2019 unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

(b)	The voluntary waiver or reimbursement may be reduced or discontinued at any time without notice.
(c)	Effective March 9, 2018, implemented expense limitations upon launch through November 30, 2019.

For the year ended July 31, 2019, the Manager waived and/or reimbursed $1,497,319, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

For the year ended July 31, 2019, administration fees waived at the Fund level were $25,997. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included as service and distribution fees waived and/or reimbursed — class specific, administration fees waived — class specific, and transfer agent fees waived and/or reimbursed — class specific respectively, in the Statement of Operations. For the year ended July 31, 2019, class specific expense waivers and/or reimbursements are as follows:

Service and Distribution Fees Waived and/or reimbursed
Investor A	$1,259
$1,259

Administration Fees Waived
Institutional	$11,221
Investor A	1,024
Class K	18,681
$30,926

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

Transfer Agent Fees Waived and/or Reimbursed
Institutional	$57,550
Investor A	74
Class K	696
$58,320

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

As of July 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2020	2021
Fund Level	$343,023	$678,286
Institutional	1,262	68,771
Investor A	—	1,978
Class K	18,314	19,189

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on July 31, 2019:

Fund Level	$167,205
Institutional	614
Class K	11,666

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the year ended July 31, 2019, purchases and sales of investments, excluding short-term securities, were $1,200,215,820 and $66,565,987, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent difference attributable to non-deductible expenses was reclassified to the following accounts:

Paid-in capital	$(86,436)
Accumulated earnings	86,436

The tax character of distributions paid was as follows:

	07/31/19	07/31/18
Ordinary income	$21,672,913	$2,535,686
Long-term capital gains	5,731	1,651

	$21,678,644	$2,537,337

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$179,086
Net unrealized gains	3,590,044
Qualified late-year losses (a)	(771)

$3,768,359

(a)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in next taxable year.

As of July 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$2,394,213,075

Gross unrealized appreciation	$3,750,793
Gross unrealized depreciation	(160,749)

Net unrealized appreciation	$3,590,044

8.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2019, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 07/31/19		Year Ended 07/31/18

	Shares	Amount	Shares	Amount
Institutional
Shares sold	142,508,870	$1,425,362,403	10,790,914	$107,947,863
Shares issued in reinvestment of distributions	1,079,202	10,802,669	80,376	803,774
Shares redeemed	(39,114,775)	(391,440,840)	(7,621,118)	(76,250,292)

Net increase	104,473,297	$1,044,724,232	3,250,172	$32,501,345

Class K
Shares sold	23,094,460	$231,354,214	15,179,805	$152,180,662
Shares issued in reinvestment of distributions	186,813	1,872,728	118,452	1,187,211
Shares redeemed	(18,345,855)	(183,777,541)	(16,900,675)	(169,446,031)

Net increase (decrease)	4,935,418	$49,449,401	(1,602,418)	$(16,078,158)

			Period from 03/09/18 (a) to 07/31/18
Investor A
Shares sold	144,973,662	$1,449,924,963	62,058	$619,951
Shares issued in reinvestment of distributions	833,852	8,343,868	98	985
Shares redeemed	(32,339,935)	(323,530,598)	—	—

Net increase	113,467,579	$1,134,738,233	62,156	$620,936

Total Net Increase	222,876,294	$2,228,911,866	1,709,910	$17,044,123

(a)	Commencement of operations.

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
Institutional	$ (942,054)	$ (11,743)
Investor A	(1,113)	—
Class K	(1,560,096)	(22,331)

Undistributed net investment income as of July 31, 2018 was $80,931.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock FundsSM and Shareholders of BlackRock Short Obligations Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Short Obligations Fund (one of the funds constituting BlackRock FundsSM, referred to hereafter as the “Fund”) as of July 31, 2019, the related statement of operations for the year ended July 31, 2019, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 24, 2019

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (unaudited)

During the fiscal year ended July 31, 2019, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Payable Date/Months Paid
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents (a)	August 2018	51.17%
	September 2018 — November 2018	48.78
	December 2018	53.68
	January 2019 — July 2019	48.49

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed 20% long-term capital gains of $0.000172 per share to shareholders of record on December 6, 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Short Obligations Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the first, second and second quartiles, respectively, against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	31

Disclosure of Investment Advisory Agreement  (continued)

including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock has voluntarily agreed to a cap to further limit the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships held During the Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	38 RICs consisting of 182 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	38 RICs consisting of 182 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	38 RICs consisting of 182 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	38 RICs consisting of 182 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	38 RICs consisting of 182 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	38 RICs consisting of 182 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	38 RICs consisting of 182 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	38 RICs consisting of 182 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)

TRUSTEE AND OFFICER INFORMATION	33

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships held During the Past Five Years
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989	38 RICs consisting of 182 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	38 RICs consisting of 182 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	38 RICs consisting of 182 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	38 RICs consisting of 182 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	38 RICs consisting of 182 Portfolios	None

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships held During the Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	125 RICs consisting of 293 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 294 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

TRUSTEE AND OFFICER INFORMATION	35

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	PricewaterhouseCoopers LLP
Wilmington, DE 19809	Philadelphia, PA 19103

Accounting Agent	Distributor
JPMorgan Chase Bank, N.A.	BlackRock Investments, LLC
New York, NY 10179	New York, NY 10022

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (US) Inc.	Sidley Austin LLP
Wilmington, DE 19809	New York, NY 10019

Custodian	Address of the Trust
JPMorgan Chase Bank, N.A.	100 Bellevue Parkway
New York, NY 10179	Wilmington, DE 19809

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	37

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

USD	United States Dollar

Portfolio Abbreviations

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

GLOSSARY OF TERMS USED IN THIS REPORT	39

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SHORTS-7/19-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty
Robert M. Hernandez Henry R. Keizer
Kenneth L. Urish
Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Short Obligations Fund	$23,300	$22,100	$0	$4,000	$0	$0	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

2

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Short Obligations Fund	$0	$4,000

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

3

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: October 4, 2019

5